================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                     FORM 8K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 JANUARY 3, 1995
                        (Date of earliest event reported)

                            INDUSTRIAL FUNDING CORP.
               (Exact name of registrant specified in its charter)


            OREGON                   0-18071                93-1013278

 (State or other jurisdiction   (Commission File         (I.R.S. Employer
       of Incorporation)             Number)            Indentification No.)


                               2121 S.W. BROADWAY
                                    SUITE 100
                             PORTLAND, OREGON 97201
          (Address of principal executive offices, including zip code)


                                  (503)228-2111
              (Registrant's telephone number, including area code)


================================================================================


                                Page 1 of 3 Pages

     Effective January 6, 1995, Mr. John Estok has resigned as President and Chief Executive Officer, and as a director of Industrial Funding Corp., and Industrial Leasing Corporation, its wholly owned operating subsidiary, in order to pursue other interests.

     Mr. John W. Pitt, Vice President of Finance and Corporate Secretary of Industrial Funding Corp. and Industrial Leasing Corporation has been appointed Chief Operating Officer, effective immediately.


                                Page 2 of 3 Pages

SIGNATURES:

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INDUSTRIAL FUNDING CORP.
                                        (Registrant)



Date:  January 3, 1995                  By:  /s/ JOHN J. ESTOK
                                             ------------------------------
                                             John J. Estok
                                             President and Chief Executive
                                               Officer


                                Page 3 of 3 Pages